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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 8, 1999


                               COFFEE PEOPLE, INC.
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               (Exact Name of Registrant as Specified in Charter)

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
Delaware                                   0-21397                  93-1073218
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(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
  of Incorporation)                                            Identification No.)
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11480 Commercial Parkway, Castroville, California         95012
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(Address of Principal Executive Offices)                (Zip Code)

 Registrant's telephone number, including area code:   (831) 633-4001
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                                       N/A
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           (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

DIEDRICH COFFEE, INC.

     On February 8, 1999, Coffee People, Inc. (the "Registrant" or "Coffee People"), signed a letter of intent with Diedrich Coffee, Inc. (NASDAQ-DDRX) ("Diedrich"), with respect to the acquisition by Diedrich of all of the outstanding shares of common stock of Coffee People. Under the terms of the letter of intent, the stockholders of Coffee People will receive $10.75 million in cash, 1,667,000 shares of Diedrich common stock and $14.25 million in cash or a combination of cash and stock based on the net proceeds of a public equity offering planned by Diedrich prior to the closing of the acquisition. The proposed acquisition is subject to certain conditions, including the execution of a definitive agreement, securing financing, completion of the public equity offering by Diedrich upon certain specified terms, receipt of regulatory approvals, due diligence and approval by the shareholders of Coffee People and Diedrich.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       EXHIBITS.

        The following exhibits are filed with this report on Form 8-K:

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  Exhibit
  Number                                Description
 --------- -----------------------------------------------------------
   99.1 Press Release: "Diedrich Coffee to Acquire Coffee People," dated February 9, 1999.

   99.2    Letter of Intent dated February 8, 1999.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COFFEE PEOPLE, INC.
                                         an Oregon corporation


Date:  February 11, 1999                 By:  /s/ Mark J. Archer
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                                           Mark J. Archer
                                           Executive Vice President,
                                           Chief Financial Officer
                                           and Secretary



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                                  EXHIBIT INDEX


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   Exhibit                                                       Page
   Number                 Description                              #
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
    99.1    Press Release: "Diedrich Coffee to Acquire Coffee      5
            People," dated February 9, 1999.

    99.2    Letter of Intent dated February 8, 1999.               7
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